                                                                    Exhibit 4.1


                             [audiohighway.com Logo]

COMMON STOCK                                                       COMMON STOCK

NUMBER                                                                  SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 050740 10 9

         THIS CERTIFIES THAT



         IS THE RECORD HOLDER OF

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                                AUDIOHIGHWAY.COM

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The holder of this Certificate by accepting it assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and Bylaws of the corporation as amended from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

         SECRETARY                                               PRESIDENT

                                [CORPORATE SEAL]


                                        COUNTERSIGNED AND REGISTERED:

                                           U.S. STOCK TRANSFER CORPORATION
                                                    (GLENDALE, CA)
                                                    TRANSFER AGENT AND REGISTRAR

                                           BY:

                                                            AUTHORIZED SIGNATURE

                                AUDIOHIGHWAY.COM

         A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares and upon the holders of shares of the corporation may be obtained, upon request and without charge, from the corporation at its principal executive office or from the Transfer Agent.

         The Board of Directors of the Corporation may require the owner of a lost or destroyed stock certificate, or his legal representative, to give the Corporation a bond to indemnify it and its transfer agent and registrar against any claim that may be made against them on account of the alleged loss or destruction of any such certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common             UNIF GIFT MIN ACT - Uniform Gift to Minors Act
    TEN ENT - as tenants by the entireties     UNIF TRAN MIN ACT - Uniform Transfers to Minors Act
    JT TEN - as joint tenants with right of    CUST - Custodian
             survivorship and not as tenants
             in common

              Additional abbreviations may also be used though not in
                               the above list.

         For value received,                                          hereby
                             ----------------------------------------
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

     [                         ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                         shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ------------------------

                                        X
                                        --------------------------------------

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                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO SEC RULE 17Ad-15).